                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the KeyCorp Registration Statements (Form S-8 No. 33-45518, No. 33-46278, No. 33-54819 and No. 333-49609)
pertaining to the KeyCorp 401(k) Savings Plan of our report dated June 22, 1998, with respect to the financial statements and schedules of the KeyCorp 401(k) Savings Plan included in this Annual Report (Form 11-K) for the period ended December 31, 1997.


                                                   /s/ Ernst & Young LLP


Cleveland, Ohio
June 22, 1998